Exhibit 10.26

FIRST AMENDMENT TO

STOCK PURCHASE AGREEMENT

This First Amendment to Stock Purchase Agreement (the “Agreement”) dated March 27, 2006 by and between Wentworth Energy, Inc., an Oklahoma corporation ("WENTWORTH ENERGY"), having its principal offices at 115 West 7th Street, Suite 1415, Fort Worth, Texas 76102 and George Barnes (therein called the “Shareholder” whose address is 1006 Anderson County Road 2212, Palestine, Texas, 75803.

RECITALS:

A.

WHEREAS the shareholders of Barnico Drilling, Inc.’s common stock changed on the 1st day of May, 2006 and they are desirous of ratifying and confirming the terms of that certain Stock Purchase Agreement executed by Wentworth Energy, Inc. and George Barnes dated 03-27-2006; and

B.

WHEREAS as of the 1st day of May, 2006, Barnico Drilling, Inc.  common stock was split into Class “A” voting shares and Class “B” non-voting shares; and

C.

WHEREAS Barnico Drilling, Inc. has been authorized to issue up to 5,000 shares of Class “A” voting shares and up to 15,000 shares of Class “B” non-voting shares and

D.

WHEREAS all the issued and outstanding shares of Barnico Drilling, Inc. common stock are now owned as follows:  George Barnes as to 5,000 shares of Class “A” voting shares, JoAnn Barnes as to 5,000 shares of Class “B” non-voting shares, H. E. (Buster) Barnes as to 5,000 shares of Class “B” non-voting shares and LaDeena Barnes Smith Barnes as to 5,000 shares of Class “B” non-voting shares.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement, except as modified herein, the parties hereto ratify and confirm the Agreement in all respects, except as to paragraphs 1.1 and 2.24 which are modified as set forth herein::

1.1

Exchange of Shares.  WENTWORTH ENERGY and the Shareholder hereby agree that the Shareholder shall, on the Closing Date (as hereinafter defined), exchange 100% of the issued and outstanding shares of BARNICO (the “BARNICO Shares”) for 2,500,000 shares of WENTWORTH ENERGY common stock (the “Wentworth Energy Shares”) and $5,000,000 U.S. in cash.  The WENTWORTH ENERGY Shares will be restricted against resale pursuant to the provisions of federal and state securities laws.  The BARNICO Shares to be tendered (20,000 shares) will represent 100% of the issued and outstanding capital interests of BARNICO.

2.24

Capitalization.  The authorized capital of BARNICO consists of 20,000 shares of common stock with no par value and NO preferred stock is authorized to be issued.  Of the common stock authorized, 20,000 shares of common stock have been issued and are outstanding.  BARNICO is current with respect to all dividend obligations.  BARNICO has not granted, issued or agreed to grant, issue or make any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of BARNICO.  BARNICO has no subsidiaries.

The shareholders hereunder ratify and confirm the Stock Purchase Agreement and all of the terms, representations and conditions set forth in that Agreement as executed by George Barnes by executing this First Amended Stock Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

WENTWORTH ENERGY, INC.

an Oklahoma corporation

By:_________________________________

John Punzo, Chief Executive Officer

Barnico Shareholders

___________________________________

George Barnes

, Shareholder

___________________________________

JoAnn Barnes, Shareholder

___________________________________

H. E. (Buster) Barnes, Shareholder

___________________________________

LaDeena Barnes Smith, Shareholder

 SECOND AMENDMENT TO

STOCK PURCHASE AGREEMENT

This Second Amendment to Stock Purchase Agreement (the “Agreement”) dated March 27, 2006 by and between Wentworth Energy, Inc., an Oklahoma corporation ("WENTWORTH ENERGY"), having its principal offices at 115 West 7th Street, Suite 1415, Fort Worth, Texas 76102 and George Barnes (therein called the “Shareholder” whose address is 1006 Anderson County Road 2212, Palestine, Texas, 75803.

RECITALS:

A.

WHEREAS Wentworth Energy, Inc. requested an extension of time to close the Stock Purchase Agreement until July 21st, 2006 at 5:00 o’clock p.m. C.D.T;

B.

WHEREAS the shareholders of Barnico Drilling, Inc.  agree to grant the extension of time to close as requested.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement, except as modified herein, the parties hereto ratify and confirm the Agreement and all of the terms, representations and conditions set forth in that Agreement and its First Amendment dated May ____, 2006, in all respects and further agree as follows:

Closing Date.  The Closing Date in Section 8.2 is changed to July 21st, 2006 at 5:00 o’clock p.m.

The shareholders hereunder ratify and confirm the Stock Purchase Agreement with its First Amendment and all of the terms, representations and conditions set forth therein.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

WENTWORTH ENERGY, INC.

an Oklahoma corporation

By:_________________________________

John Punzo, Chief Executive Officer

___________________________________

George Barnes

, Shareholder

___________________________________

JoAnn Barnes, Shareholder

___________________________________

H. E. (Buster) Barnes, Shareholder

___________________________________

LaDeena Barnes Smith, Shareholder